Equity	6 Months Ended
Jun. 30, 2025
Equity [Abstract]
Equity
15.	Equity

On June 30, 2023, the Company filed a Form F-3, or the 2023-Registration Statement, with the Securities Exchange Commission, or the SEC, with respect to the offer and sale of securities of the Company, which became effective on July 11, 2023. The aggregate initial offering price of the securities that the Company may offer and sell under this prospectus will not exceed $250.0 million. In June 2024, the Company subsequently filed a prospectus supplement with the SEC relating to an at-the-market program providing for the sale of up to $75.0 million of our ordinary shares over time pursuant a sales agreement with Leerink Partners LLC, or the Sales Agreement.

In the six months ended June 30, 2025, we issued 145,420 ordinary shares under our ATM program, resulting in $353 thousand in net proceeds. Following this issuance under the ATM program, the remaining value authorized for sale under the ATM program is $73.5 million.

In February 2025, the Company completed an underwritten public offering of 8,250,000 ordinary shares at a public offering price of $2.00 per ordinary share and, in lieu of ordinary shares to certain investors, pre-funded warrants to purchase 6,750,000 ordinary shares. The public offering price for each pre-funded warrant was equal to the price per share at which the ordinary shares were sold to the public, minus $0.001, which is the exercise price of each pre-funded warrant. The warrants are only exercisable by cashless exercise; the amount of ordinary shares to be received upon cashless exercise of such warrants is dependent on the Company’s market share price at the time of exercise. The net proceeds from the offering were €26.8 million ($28.0 million). The warrants have an indefinite expiration and are fully or partly exercisable at any time.